EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of May 21, 2015, among KRONOS WORLDWIDE, INC., a Delaware corporation (the "Borrower"), DEUTSCHE BANK AG NEW YORK BRANCH ("DBNY"), as administrative agent (in such capacity, the "Administrative Agent") and each of the Persons party hereto as 2015 Refinancing Lenders (as defined below).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and each lender from time to time party thereto (the "Lenders") have entered into a Credit Agreement, dated as of February 18, 2014 (as amended, restated, supplemented and/or otherwise modified prior to the date hereof, the "Credit Agreement");
WHEREAS, the Borrower, has hereby notified the Administrative Agent that it is requesting a Refinancing Amendment to enter into Credit Agreement Refinancing Indebtedness pursuant to Section 3.14 of the Credit Agreement.
WHEREAS, pursuant to Section 3.14 of the Credit Agreement, the Borrower may establish Credit Agreement Refinancing Indebtedness by, among other things, entering into one or more Refinancing Amendments with each Lender and/or Additional Refinancing Lender agreeing to provide such Credit Agreement Refinancing Indebtedness and the Administrative Agent.
WHEREAS, on the date hereof (but prior to giving effect to this First Amendment), there are outstanding Term Loans under the Credit Agreement (for purposes of this First Amendment, herein called the "Original 2015 Refinanced Term Loans") in an aggregate principal amount of $346,500,000.00;
WHEREAS, the Borrower, the Administrative Agent and the 2015 Refinancing Lenders (as defined below) wish to amend the Credit Agreement to provide for the refinancing in full of all outstanding Original 2015 Refinanced Term Loans with the proceeds of 2015 Refinancing Term Loans (as defined below) as more fully provided herein; and
WHEREAS, Deutsche Bank Securities Inc. ("DBSI") shall act as sole lead arranger and sole bookrunner with respect to this First Amendment and the 2015 Refinancing Term Loans provided for hereunder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.  Amendments to Credit Agreement.

(a)            (i) This First Amendment constitutes a Refinancing Amendment pursuant to Section 3.14 of the Credit Agreement and subject to the satisfaction of the conditions set forth in Section 2 hereof, the 2015 Refinancing Lenders hereby severally agree to make 2015 Refinancing Term Loans to the Borrower on the First Amendment Effective Date (as defined below) in the aggregate principal amount of $346,500,000.00 to refinance all outstanding Original 2015 Refinanced Term Loans in accordance with the relevant requirements of the Credit Agreement (as amended hereby) and this First Amendment.  It is understood and agreed that the 2015 Refinancing Term Loans being made pursuant to this First Amendment and the Credit Agreement (as modified hereby) shall constitute "Credit Agreement Refinancing Indebtedness" as defined in the Credit Agreement and pursuant to Section 3.14 of the Credit Agreement.  Except as expressly provided in this First Amendment (including as to the Applicable Margin and call protection) and the Credit Agreement (as modified hereby), the 2015 Refinancing Term Loans shall be on terms identical to the Original 2015 Refinanced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(ii)            On the First Amendment Effective Date, all then outstanding Original 2015 Refinanced Term Loans shall be refinanced in full as follows:

(w)            The outstanding principal amount of the Original 2015 Refinanced Term Loan of each Lender which (i) is an existing Lender under the Credit Agreement prior to giving effect to this First Amendment (each, an "Existing Lender") and (ii) is not party hereto as a 2015 Refinancing Lender (a Lender meeting the requirements of clauses (i) and (ii), each, a "Non-Converting Lender") shall be repaid in full in cash.
(x)            To the extent any Existing Lender has a 2015 Refinancing Term Loan Conversion Amount (as defined below) that is less than the full outstanding principal amount of the Original 2015 Refinanced Term Loan of such Lender, such Lender shall be repaid in cash in an amount equal to the difference between the outstanding principal amount of the Original 2015 Refinanced Term Loan of such Lender and such Lender's 2015 Refinancing Term Loan Conversion Amount (the "Non-Converting Portion").
(y)            The outstanding principal amount of the Original 2015 Refinanced Term Loan of each Existing Lender which has executed this First Amendment as a "2015 Converting Lender" (each, a "2015 Converting Lender") shall automatically be converted into a term loan (each, a "Converted 2015 Refinancing Term Loan") in a principal amount equal to such 2015 Converting Lender's 2015 Refinancing Term Loan Conversion Amount (each such conversion, a "2015 Term Loan Conversion").
(z)            Each Additional Refinancing Lender that has executed this First Amendment as a "New 2015 Refinancing Lender" (each, a "New 2015 Refinancing Lender" and, together with the 2015 Converting Lenders, collectively, the "2015 Refinancing Lenders") severally agrees to make to the Borrower a new term loan (each, a "New 2015 Refinancing Term Loan" and, collectively, the "New 2015 Refinancing Term Loans" and, together with the Converted 2015 Refinancing Term Loans, the "2015 Refinancing Term Loans") in Dollars in a principal amount equal to the amount set forth opposite such New 2015 Refinancing Lender's name on Exhibit A hereto (as to any New 2015 Refinancing Lender, its "2015 Refinancing Term Loan Commitment") on the First Amendment Effective Date.  On the First Amendment Effective Date, the 2015 Refinancing Term Loans and the 2015 Refinancing Term Loan Commitments shall constitute Refinancing Term Loans and Refinancing Term Commitments, respectively, under and for all purposes of the Credit Agreement (as amended hereby).

(iii)            Each 2015 Refinancing Lender hereby agrees to "fund" its 2015 Refinancing Term Loan as follows: (x) each 2015 Converting Lender shall "fund" its 2015 Refinancing Term Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Original 2015 Refinanced Term Loan into a 2015 Refinancing Term Loan in a principal amount equal to such 2015 Converting Lender's 2015 Refinancing Term Loan Conversion Amount as provided in clause (ii)(y) above and (y) each New 2015 Refinancing Lender shall fund in cash to the Borrower an amount equal to such New 2015 Refinancing Lender's 2015 Refinancing Term Loan Commitment.

(iv)            The Converted 2015 Refinancing Term Loans subject to the 2015 Term Loan Conversion shall be allocated ratably to the outstanding Original 2015 Refinanced Term Loans (based upon the relative principal amounts of Original 2015 Refinanced Term Loans subject to different Interest Periods immediately prior to giving effect thereto).  Each resulting "borrowing" of Converted 2015 Refinancing Term Loans shall constitute a new "Loan" under the Credit Agreement and be subject to the same Interest Period (and the same LIBOR Rate) applicable to the Original 2015 Refinanced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new type of Loan is selected in accordance with the provisions of Section 3.1(b) of the Credit Agreement.  New 2015 Refinancing Term Loans shall be initially incurred pursuant to "borrowings" of LIBOR Rate Loans which shall be allocated ratably to the outstanding "deemed" Converted 2015 Refinancing Term Loans on the First Amendment Effective Date (based upon the relative principal amounts of the deemed Converted 2015 Refinancing Term Loans subject to different Interest Periods on the First Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv)).  Each such "borrowing" of New 2015 Refinancing Term Loans shall (A) be added to (and made a part of) the related deemed Converted 2015 Refinancing Term Loans and (B) be subject to (x) an Interest Period which commences on the First Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Converted 2015 Refinancing Term Loans to which it is added and (y) the same LIBOR Rate applicable to such deemed Converted 2015 Refinancing Term Loans.

(v)            On the First Amendment Effective Date, the Borrower shall pay in cash (a) all accrued and unpaid interest on the Original 2015 Refinanced Term Loans through the First Amendment Effective Date and (b) to each Non-Converting Lender and each 2015 Converting Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 3.9 of the Credit Agreement (it being understood that existing Interest Periods of the Original 2015 Refinanced Term Loans held by 2015 Refinancing Lenders prior to the First Amendment Effective Date shall continue on and after the First Amendment Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 3.1 of the Credit Agreement on and after the First Amendment Effective Date as if the First Amendment Effective Date were a new borrowing date).  Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2015 Converting Lender agrees, and each Existing Lender agrees (by execution of an Assignment and Assumption with respect to any 2015 Refinancing Term Loans), to waive any entitlement to any breakage loss or expenses due under Section 3.9 of the Credit Agreement with respect to the repayment of any Original 2015 Refinanced Term Loans of any such Lender with the proceeds of 2015 Refinancing Term Loans on the First Amendment Effective Date.

(vi)            Promptly following the First Amendment Effective Date, all Term Loan Notes, if any, evidencing the Original 2015 Refinanced Term Loans shall be cancelled and returned to the Borrower, and any 2015 Refinancing Lender may request that its 2015 Refinancing Term Loan be evidenced by a Term Loan Note pursuant to Section 3.5 of the Credit Agreement.

(vii)                          Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2015 Refinancing Term Loans (if any) will be used solely to repay outstanding Original 2015 Refinanced Term Loans of Non-Converting Lenders (if any) and outstanding Original 2015 Refinanced Term Loans of 2015 Converting Lenders in an amount equal to the Non-Converting Portion (if any) of such 2015 Converting Lenders' Original 2015 Refinanced Term Loans, in each case, on the First Amendment Effective Date.

(b)            Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the making of the 2015 Refinancing Term Loans, the Credit Agreement is hereby amended as follows:
(i)	The definition of "Applicable Margin" appearing in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
"Applicable Margin" means the percentages equal to 3.00% per annum for LIBOR Rate Loans and 2.00% per annum for Base Rate Loans.
(ii)	The definition of "Term Loan Commitment" in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
"Term Loan Commitment" means (i) with respect to each Lender on the Closing Date, the commitment of such Lender to make the Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Lender's name on the Register, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and (ii) with respect to each New 2015 Refinancing Lender on the First Amendment Effective Date, the commitment of such Lender to make the 2015 Refinancing Term Loans as provided in Section 1 of the First Amendment in an aggregate amount not to exceed the 2015 Refinancing Term Loan Commitment of such New 2015 Refinancing Lender, as such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate amount of the Lenders' Commitments on the Closing Date (immediately prior to the incurrence of the Term Loans on such date) is $350,000,000.  The aggregate amount of the Lenders' Commitments on the First Amendment Effective Date (immediately prior to the incurrence of the 2015 Refinancing Term Loans on such date) is $346,500,000.00 less the aggregate principal amount of all 2015 Refinancing Term Loan Conversion Amounts.

(iii)	Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:
"2015 Converting Lender" has the meaning provided in the First Amendment.
"2015 Refinancing Term Loan" has the meaning provided in the First Amendment.
"2015 Refinancing Term Loan Commitment" has the meaning provided in the First Amendment.
"2015 Refinancing Term Loan Conversion Amount" shall mean, as to any 2015 Converting Lender, the amount determined by the Administrative Agent and the Borrower as the final amount of such 2015 Converting Lender's 2015 Term Loan Conversion on the First Amendment Effective Date and notified to each such 2015 Converting Lender by the Administrative Agent on or prior to the First Amendment Effective Date.  The "2015 Refinancing Term Loan Conversion Amount" of any 2015 Converting Lender shall not exceed (but may be less than) the principal amount of such 2015 Converting Lender's Original 2015 Refinanced Term Loans.  All such determinations made by the Administrative Agent and the Borrower shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders, and the Administrative Agent and the Borrower shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct.
"2015 Term Loan Conversion" has the meaning provided in the First Amendment.
"New 2015 Refinancing Lender" has the meaning provided in the First Amendment.
"Original 2015 Refinanced Term Loans" has the meaning provided in the First Amendment.
"First Amendment" shall mean the First Amendment to Credit Agreement, dated as of May 21, 2015, by and among the Borrower, the Administrative Agent and the 2015 Refinancing Lenders (as defined therein).
"First Amendment Effective Date" has the meaning provided in the First Amendment.
(iv)
Section 2.1 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" prior to the word "Subject" appearing in said Section and (ii) inserting the following clause (b) at the end of said Section:

"(b) On the First Amendment Effective Date, (i) each New 2015 Refinancing Lender severally agrees to make to the Borrower a 2015 Refinancing Term Loan denominated in Dollars in a principal amount equal to such Lender's 2015 Refinancing Term Loan Commitment and (ii) each 2015 Converting Lender agrees that, without any further action by any party to this Agreement, a portion of such 2015 Converting Lender's Original 2015 Refinanced Term Loans equal to such 2015 Converting Lender's 2015 Refinancing Term Loan Conversion Amount shall automatically be converted into a 2015 Refinancing Term Loan to the Borrower in Dollars and in a like principal amount, in each case in accordance with the terms and conditions of the First Amendment."
(v)	The Credit Agreement is hereby amended by inserting a new Section 2.5 as follows:
"Section 2.5. Termination of Commitments.
The Commitment of each Lender as in effect on the Closing Date shall terminate in its entirety on the Closing Date (after giving effect to the incurrence of Term Loans on such date).  The 2015 Refinancing Term Loan Commitment of each New 2015 Refinancing Lender shall terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of the 2015 Refinancing Term Loans on such date)."
(vi)
Section 2.4(c) of the Credit Agreement is hereby amended by (x) deleting each reference to "first anniversary of the Closing Date" appearing therein and inserting the text "date that is six months after the First Amendment Effective Date" in lieu thereof.

(vii)	Section 6.15 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:
"All proceeds of the 2015 Refinancing Term Loans incurred on the First Amendment Effective Date shall be used to repay and/or replace all Term Loans outstanding prior to the First Amendment Effective Date."
(c)            The Borrower hereby consents, for purposes of Section 10.10(b)(iii)(A) of the Credit Agreement, to the assignment of any 2015 Refinancing Term Loans by any New 2015 Refinancing Lender to (i) any Person that was an Existing Lender on the First Amendment Effective Date (immediately prior to giving effect thereto) or (ii) any Eligible Assignee unless the proposed Lender is a competitor of the Credit Parties.
SECTION 2. Conditions of Effectiveness of this First Amendment.  This First Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the "First Amendment Effective Date"):

(a)
Executed Amendment Documents.  (i) the Borrower, the Administrative Agent and the 2015 Refinancing Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart via e-mail to White & Case LLP, counsel to the Administrative Agent at ProjectKronos@whitecase.com; and (ii) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by a Responsible Officer of the Borrower and each other Credit Party (the "Acknowledgment", and, together with the First Amendment, the "Amendment Documents");

(b)	Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:
(i)            Officer's Certificate.  A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this First Amendment and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, and with it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (B) none of the Credit Parties is in violation of any of the covenants contained in this First Amendment and the other Loan Documents; (C) after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2014, no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect; and (E)  each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 2.

(ii)            Certificate of Secretary of each Credit Party.  A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents, as applicable, to which it is a party and certifying that (A) the articles or certificate of incorporation or formation of such Credit Party and all amendments thereto, previously delivered to Administrative Agent in connection with the Credit Agreement have not been amended, rescinded, or modified, (B) the bylaws or other governing document of such Credit Party previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, rescinded or modified, (C) attached is a true, correct, and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of Amendment Documents to which it is a party, and (D) attached is a true, correct, and complete copy of each certificate required to be delivered pursuant to Section 2(b)(iii).

(iii)            Certificates of Good Standing.  Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party has filed required tax returns and owes no delinquent taxes.

(iv)            Opinions of Counsel.  Favorable opinions of New York counsel to the Credit Parties addressed to the Administrative Agent and the 2015 Refinancing Lenders  with respect to the Credit Parties, the First Amendment and such other matters as the 2015 Refinancing Lenders shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the addresses thereof);

(c)	Financial Matters:
(i)            Solvency Certificate.  the Administrative Agent shall have received from the Borrower a solvency certificate from the chief financial officer of the Borrower (after giving effect to the incurrence of the 2015 Refinancing Term Loans on the First Amendment Effective Date and the application of the proceeds thereof) substantially in the same form delivered to the Administrative Agent by the Borrower on the Closing Date; and

(ii)            Payment.  the Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this First Amendment), by wire transfer of immediately available funds, (i) to DBSI, all fees as have been separately agreed and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Original 2015 Refinanced Term Loans through the First Amendment Effective Date;

SECTION 3. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement (as amended by this First Amendment) as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 4. Costs and Expenses.  The Borrower hereby reconfirms its obligations pursuant to Section 10.3(b) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 5.  Remedies.  This First Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.  Representations and Warranties.  To induce the Administrative Agent and the 2015 Refinancing Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and the 2015 Refinancing Lenders on and as of the First Amendment Effective Date that, in each case:
(a)            this First Amendment has been duly authorized, executed and delivered by it and each of this First Amendment and the Credit Agreement (as amended hereby) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent;

(b)            all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

(c)            the 2015 Refinancing Term Loans have been incurred in compliance with the requirements of Section 3.14 of the Credit Agreement.

SECTION 7.  Intercreditor Acknowledgement.  In accordance with Section 5.3 of the Intercreditor Agreement, the 2015 Refinancing Lenders hereby notify the ABL Agent and the ABL Claimholders (each as defined in the Intercreditor Agreement) that the Original 2015 Refinanced Term Loans shall be Refinanced (as defined in the Intercreditor Agreement) pursuant to this First Amendment and the Credit Agreement (as modified hereby), and hereby (i) acknowledge and agree to the terms of the Intercreditor Agreement and (ii) agree to be bound by all terms and conditions of the Intercreditor Agreement as a "Term Loan Claimholder".  The 2015 Refinancing Lenders hereby authorize the Administrative Agent to provide on its behalf any notice to the ABL Agent and the ABL Claimholders (each as defined in the Intercreditor Agreement) as it may deem necessary or advisable (in its sole discretion) to ensure compliance with Section 5.3 of the Intercreditor Agreement.
SECTION 8.  Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)            On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment; (ii) the 2015 Refinancing Term Loans shall constitute "Term Loans" for all purposes under the Credit Agreement (other than for purposes of Section 2.1(a) of the Credit Agreement, the first sentence of Section 2.5 of the Credit Agreement, Section 4.1 of the Credit Agreement, the first sentence of Section 6.15 of the Credit Agreement, and clause (i) of the definition of Term Loan Commitment); and (iii) each 2015 Refinancing Lender shall constitute a "Lender" as defined in the Credit Agreement.

(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c)            The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10. Counterparts.  This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

KRONOS WORLDWIDE, INC.
By:            /s/ John A. St. Wrba
Name:  John A. St. Wrba
                              Title:     Vice President & Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a New 2015 Refinancing Lender
By: /s/ Marcus M. Tarkington
Name:  Marcus M. Tarkington
Title:   Director

By: /s/  Anca Trifa
Name:  Anca Trifan
Title:    Director

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL 2015 REFINANCED TERM LOANS INTO CONVERTED 2015 REFINANCING TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND (II) ACKNOWLEDGES AND AGREES THAT ITS 2015 REFINANCING TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL 2015 REFINANCED TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.
NAME OF INSTITUTION
_________________________________,
 as a 2015 Converting Lender
By:  ______________________________
  Name:
   Title:
For institutions requiring a second signature line:
By:  ______________________________
  Name:
   Title:

EXHIBIT A
NEW 2015 REFINANCING TERM LOAN COMMITMENTS
New 2015 Refinancing Lender	2015 Refinancing Term Loan Commitment
Deutsche Bank AG New York Branch	$72,073,716.81

EXHIBIT B
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
May 21, 2015
1.            Reference is made to the First Amendment, dated as of May 21, 2015 (the "First Amendment"), to Credit Agreement, dated as of February 18, 2014 as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among KRONOS WORLDWIDE, INC., a Delaware corporation (the "Borrower"), DEUTSCHE BANK AG NEW YORK BRANCH ("DBNY"), as administrative agent (in such capacity, the "Administrative Agent") and each 2015 Refinancing Lender party thereto.  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or First Amendment, as applicable.
2.            Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the First Amendment.  Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the First Amendment:
(a)            all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including with respect to 2015 Refinancing Term Loans); and
(b)            all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority as described in Section 5.25 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Secured Obligations (including the 2015 Refinancing Term Loans), to the extent provided in such Loan Documents.
3.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.            This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KRONOS WORLDWIDE, INC. By: Name: Title:

KRONOS LOUISIANA, INC. By: Name: Title:

KRONOS (US), INC. By: Name: Title:

KRONOS INTERNATIONAL, INC. By: Name: Title: